EXHIBIT 10.9

MASTER ASSIGNMENT AND ASSUMPTION

This Master Assignment and Assumption (the “Assignment and Assumption”) is dated as of March 13, 2018 and is entered into by and between each Assignor identified in item 1 below (each, an “Assignor”) and the Assignee identified in item 2 below (the “Assignee”). It is understood and agreed that the rights and obligations of the Assignors hereunder are several and not joint. Capitalized terms used but not defined herein shall have the meanings given to them in the Credit Agreement identified below (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), receipt of a copy of which is hereby acknowledged by the Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full. Notwithstanding anything to the contrary in this Assignment and Assumption, the Assignee reserves the right to designate one or more alternative purchasers which may, on the Effective Date (as defined below), purchase any or all of the Assigned Interest pursuant to the terms set forth herein; provided, however, that any such alternative purchaser must execute a joinder to this Assignment and Assumption as an assignee hereunder and satisfy the standard know your customer requirements of the Lenders (and the assignment to such alternative purchaser must not otherwise violate applicable law) and the Assignee shall remain obligated to ensure that all of the Assigned Interest is purchased on the Effective Date.

For an agreed consideration and as set forth in Schedule 1 attached hereto and pursuant to the wiring instructions set forth therein, each Assignor shall irrevocably sell and assign to the Assignee, and the Assignee shall irrevocably purchase and assume from the respective Assignors, subject to and in accordance with the Standard Terms and Conditions and the Credit Agreement, as of March 15, 2018 (the “Effective Date”) as contemplated below (i) all of the respective Assignors’ rights and obligations in their respective capacities as Lenders under the Credit Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount and percentage interest identified below of all of such outstanding rights and obligations of the respective Assignors under the respective facilities identified below (including, without limitation, any Letters of Credit, guarantees and Swingline Loans included in such facilities) and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the respective Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the Credit Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by any Assignor to the Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as an “Assigned Interest”). Each such sale and assignment is without recourse to any Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by any Assignor. On or before 3:00 p.m. (eastern standard time) on the Effective Date, the Assignee shall deliver the amounts set forth in Schedule 1 to the Assignors in immediately available funds pursuant to the wiring instructions set forth in Schedule 1 (which amounts are calculated to include principal and all interest accrued through the Effective Date on such principal; it being agreed between each Assignor and the Assignee that should the Borrower make any payments with respect to the Assigned Interest or receive any additional Revolving Loans prior to the Effective Date, the amounts set forth on Schedule 1 shall be adjusted accordingly). If an Assignor received any originally executed promissory notes on account of the Assigned Interests, then on the Effective Date, such Assignor shall either: (a) deliver its originally executed promissory notes to the Assignee for cancellation and replacement after the Effective Date; or (b) in the event that such Assignor cannot locate any such promissory note, it will execute and deliver an Affidavit of Lost Note in the form attached hereto as Exhibit A. For the avoidance of doubt, the Lenders’ rights under the Credit Agreement and other Loan Documents shall not be assigned to the Assignee until the amounts set forth on Schedule 1 have been paid by the Assignee to the Lenders and the Borrower shall have satisfied the requirements of clauses (a) and (b) of paragraph 8.

1. Assignors:            Wells Fargo Bank, National Association
Bank of America, N.A.
Citizens Bank, N.A.
Regions Bank
Cooperatieve Rabobank U.A., New York Branch
Fifth Third Bank

2. Assignee:            Cannae Holdings, LLC

3. Borrower:            ABRH, LLC, a Delaware limited liability company

4. Administrative Agent:    Wells Fargo Bank, National Association, as the administrative agent under the Credit Agreement.

5. Credit Agreement:        Credit Agreement dated as of August 19, 2014, as amended, modified, extended, restated, replaced or supplemented from time to time, among the Borrower, the other Credit Parties from time to time party thereto, the lenders and other financial institutions from time to time party thereto, and Wells Fargo Bank, National Association, as Administrative Agent.

6. Assigned Interests:

a)	Revolving Credit

Assignors	Assignees	Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans
Wells Fargo Bank, National Association	Cannae Holdings, LLC	Revolving Credit	$60,000,000.00	$11,428,571.43	19.047619050%
Bank of America, N.A.	Cannae Holdings, LLC	Revolving Credit	$60,000,000.00	$11,428,571.43	19.047619050%
Citizens Bank, N.A.	Cannae Holdings, LLC	Revolving Credit	$60,000,000.00	$10,000,000.00	16.666666667%
Regions Bank	Cannae Holdings, LLC	Revolving Credit	$60,000,000.00	$10,000,000.00	16.666666667%
Cooperatieve Rabobank U.A., New York Branch	Cannae Holdings, LLC	Revolving Credit	$60,000,000.00	$10,000,000.00	16.666666667%
Fifth Third Bank	Cannae Holdings, LLC	Revolving Credit	$60,000,000.00	$7,142,857.14	11.904761900%
TOTAL				$60,000,000.00	100%

b)	Term Loans

Assignors	Assignees	Facility Assigned	Aggregate Amount of Commitment/ Loans for all Lenders	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans
Wells Fargo Bank, National Association	Cannae Holdings, LLC	Term Loan	$110,000,000.00	$20,952,380.95	19.047619048%
Bank of America, N.A.	Cannae Holdings, LLC	Term Loan	$110,000,000.00	$20,952,380.95	19.047619048%
Citizens Bank, N.A.	Cannae Holdings, LLC	Term Loan	$110,000,000.00	$18,333,333.33	16.666666667%
Regions Bank	Cannae Holdings, LLC	Term Loan	$110,000,000.00	$18,333,333.33	16.666666667%
Cooperatieve Rabobank U.A., New York Branch	Cannae Holdings, LLC	Term Loan	$110,000,000.00	$18,333,333.33	16.666666667%
Fifth Third Bank	Cannae Holdings, LLC	Term Loan	$110,000,000.00	$13,095,238.11	11.904761918%
TOTAL				$110,000,000.00	100%

7.    The parties hereto agree that: (a) the assignment fee set forth in Section 12.9(b)(iv) is hereby waived; and (b) the Assignee shall be deemed to be an Eligible Assignee.

8.    Prior to the Effective Date, the Assignee intends to cause the Borrower to replace all outstanding Letters of Credit and return all Letters of Credit to the Issuing Lender for cancellation. The Assignee shall ensure that prior to the Effective Date the Borrower shall have: (a) in the event that any Letters of Credit remain outstanding on the Effective Date, Cash Collateralized all outstanding Letters of Credit by delivering to the Issuing Lender cash in the amount of $11,570,208 (the “Cash Collateral”), which amount shall serve as security for any fees, costs, charges, expenses or other losses or liabilities that are incurred by Wells Fargo Bank, National Association (“WFB”) in connection with the outstanding Letters of Credit (the “Losses”), provided, however, that (i) if less than all of the currently outstanding Letters of Credit remain outstanding on the Effective Date, the Cash Collateral amount required to be posted shall be reduced to equal 105% of the then current face amount of such remaining outstanding Letters of Credit and (ii) in lieu of posting Cash Collateral with respect to any one or more of the Letters of Credit that remain outstanding on the Effective Date, the Borrower may cause any financial institution reasonably acceptable to WFB (it being agreed that City National Bank is acceptable) to deliver a backup letter of credit (in a form reasonably acceptable to WFB) to WFB as beneficiary in the amount of the Cash Collateral that otherwise would have been required to be posted with respect to such remaining outstanding Letter of Credit; and (b) reimbursed the Administrative Agent for all outstanding fees and costs (including, without limitation, the outstanding fees and costs of counsel to the Administrative Agent and any Assigning Lender) associated with the Credit Parties or this Assignment and Assumption to the extent that invoices for such fees and costs have been delivered to Borrower prior to the Effective Date. Within ten (10) Business Days following the termination of any undrawn Letter of Credit, the Cash Collateral (or backup letter of credit, as applicable) for such Letter of Credit (after deducting any Losses associated with the Letter of Credit) shall be returned to the Borrower; provided, however, that at all times Wells Fargo Bank, National Association shall be permitted to retain Cash Collateral (and backup letters of credit, as applicable) in an amount equal to 105% of the face amount of all outstanding Letters of Credit. The transactions contemplated by that certain Agency Succession Agreement dated as of the date hereof by and between the Administrative Agent and Cannae Holdings, LLC shall be deemed to occur simultaneously with the Effective Date.

9.    On and after the Effective Date: (a) the Assignee shall assume the obligations of the L/C Participants, and the Assignors shall have no further obligations as L/C Participants; and (b) Wells Fargo Bank, National Association shall resign as Issuing Lender and shall not issue or renew any Letters of Credit.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Signature Page to Master Assignment and Assumption

The terms set forth in this Master Assignment and Assumption are hereby agreed to:

ASSIGNORS:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Reginald T. Dawson
Name: Reginald T. Dawson
Title: Senior Vice President

BANK OF AMERICA, N.A.

By: /s/ Heather Strickland
Name: Heather Strickland
Title: Senior Vice President

CITIZENS BANK, N.A.

By: /s/ John F. Kendrick
Name: John F. Kendrick
Title: Vice President

REGIONS BANK

By: /s/ Margaret Renou
Name: Margaret Renou
Title: Senior Vice President

COOPERATIEVE RABOBANK U.A., NEW YORK BRANCH

By: /s/John S. Yusi III
Name: John S. Yusi III
Title: Executive Director

By: /s/Salvatore Esposito
Name: Salvatore Esposito
Title: Managing Director

FIFTH THIRD BANK

By: /s/Joseph R. Yeazell
Name: Joseph R. Yeazell
Title: Vice President

ASSIGNEE:

CANNAE HOLDINGS, LLC

By: /s/Richard L. Cox
Name: Richard L. Cox
Title: Managing Director and Chief Financial Officer

Consented to and Accepted:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent

By: /s/Reginald. T. Dawson
Name: Reginald T. Dawson
Title: Senior Vice President

Consented to:

ABRH, LLC

By: /s/ W. Craig Barber
Name: W. Craig Barber
Title: President

ANNEX 1

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION

1.    Representations and Warranties.

1.1    Assignors. Each Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the relevant Assigned Interest, (ii) such Assigned Interest is free and clear of any lien, encumbrance or other adverse claim, (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and (iv) it is not a Defaulting Lender; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2.    Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all the requirements set forth in the definition of Eligible Assignee and in subsections 12.9(b)(v) and (vi) of the Credit Agreement (subject to such consents, if any, as may be required under Section 12.9(b)(iii) of the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the relevant Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it, or the person exercising discretion in making its decision to acquire the Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Credit Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 8.1 thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase such Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase such Assigned Interest, and (vii) if it is a Foreign Lender, attached to the Assignment and Assumption is any documentation required to be delivered by it pursuant to the terms of the Credit Agreement, duly completed and executed by the Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, any Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

2.    Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of each Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee regardless of whether such amounts have accrued prior to or after the Effective Date.

3.    General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a “signature” of this Assignment and Assumption by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

AFFIDAVIT OF LOST NOTE

The undersigned is the sole owner of the [_________ Note] dated [August 19, 2014] issued by ABRH, LLC, a Delaware limited liability company (the “Company”), in favor of the undersigned in the original principal amount of $[____________] (the “Note”) pursuant to that certain Credit Agreement dated as of August 19, 2014 among Fidelity Newport Holdings, LLC, the Company, as borrower, the lenders referred to therein and Wells Fargo Bank, National Association, as administrative agent, swingline lender and issuing lender, as amended (the “Credit Agreement”). A copy of the Note is attached to this Affidavit as Exhibit A. The undersigned hereby represents and warrants that it has never endorsed, delivered, transferred, assigned or otherwise disposed of the Note in any manner that would give any other person any interest therein, except with respect to the assignment to the New Holder; that it has searched diligently for the Note, but has been unable to locate it; and that the Note has been lost, destroyed or stolen.

The undersigned agrees to indemnify, defend and save harmless the Company from any and all claims, loss or damage whatsoever arising out of, or related in any manner to, the representations made by the undersigned hereunder. The undersigned agrees that in the event the undersigned locates the Note, it shall promptly deliver the Note to Nelson, Mullins, Riley & Scarborough, LLP (Attention: Francis C. Pray, Jr.), at 301 South College Street, 23rd Floor, Charlotte, NC 28202.

    The undersigned acknowledges and agrees that all of the obligations owed to the undersigned evidenced by the Note, the Credit Agreement and all other Loan Documents (as defined in the Credit Agreement) have been assigned to Cannae Holdings, LLC (the “New Holder”), on this date pursuant to a separate Master Assignment and Assumption Agreement of even date herewith and that, in reliance on the making of this Affidavit, the Company is issuing a replacement note for the Note to the New Holder.

[Signature appears on following page]

Dated: ______________

[NAME]

By:
Name:
Title:

STATE OF _______________
COUNTY OF     ____________

This ________ day of _______________, personally came before me ___________________________________, who, being by me duly sworn, says that he [she] is the ________ of _______________________, and that said writing was signed by him [her], on behalf of said entity, by its authority duly given. And the undersigned acknowledged the said writing to be the act and deed of said entity.

_______________________________
Notary Public

_______________________________
Notary’s printed or typed name

My commission expires:

____________________

[NOTARIAL SEAL]

Exhibit A

A copy of the Note follows this page.

SCHEDULE 1
ASSIGNMENT INSTRUCTIONS

Lender	Total Payment Amount	Wiring Instructions
Wells Fargo Bank, National Association	$23,608,613.58	Wells Fargo Bank, N.A. Charlotte, NC USA ABA/ Routing Number: XXXXXX Account Number: XXXXXXXX Ref: ABRH LLC Attn: Financial Cash Controls
Bank of America, N.A.	$23,605,705.67	Bank of America, N.A. ABA/Routing Number: XXXXXX Account Number: XXXXXXXX Reference: ABRH LLC Attention: Wire clearing Acct for Synd Loans - LIQ
Citizens Bank, N.A.	$20,654,992.43	Citizens Bank One Citizens Drive Riverside, RI 02915 ABA/Routing Number: XXXXXXXX Account Number: XXXXXXXX Reference: ABRH LLC 880-1013363082 Attention: Jay Kendrick
Cooperatieve Rabobank U.A., New York Branch	$20,654,992.43	J.P.Morgan Chase New York ABA/Routing Number: XXXXX Account Number: XXXXX Reference: Rabobank New York

Regions Bank	$20,654,992.43	Regions Bank Birmingham, AL ABA/Routing Number: XXXXXX Account Name: Commercial Loan Services Account No.: XXXXXXXXXX Reference: ABRH LLC Attention: Florence Bullock
Fifth Third Bank	$14,753,566.03	Fifth Third Bank - Loan Sale Fifth Third Bank, Cincinnati, Ohio ABA/Routing Number: XXXXXXX Account Number: XXXXXXXX Attention: Wendi Merritt Loan Sale #: 0906102850